GUARANTY

THIS GUARANTY (this “Guaranty”) is made effective as of December 28, 2006, by Manchester Inc., a Nevada corporation (“Manchester”), Manchester Indiana Acceptance, Inc., a Delaware corporation (“MIA”) and Manchester Indiana Operations, Inc., a Delaware corporation (“MIO” and, together with Manchester and MIA, “Guarantors” and each, a “Guarantor”), to and for the benefit of Palm Beach Multi-Strategy Fund, L.P., a Delaware limited partnership (“Lender”).

WHEREAS, Manchester Indiana Funding, LLC, a Delaware limited liability company (“Borrower”), and Lender have entered into that certain Loan and Security Agreement of even date herewith (as amended, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which Borrower has agreed to borrow from Lender, and Lender has agreed to lend to Borrower, certain amounts, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement;

WHEREAS, Borrower, MIA, Manchester, MIO and Borrower have entered into that certain Sale and Servicing Agreement of even date herewith (as amended, supplemented or modified from time to time, the “Sale and Servicing Agreement”), pursuant to which Borrower has agreed to purchase certain receivables (“Receivables”) from MIA and Manchester has agreed to service such Receivables for the benefit of Borrower.

WHEREAS, as security for its obligations under the Loan Agreement, the Borrower has pledged to Lender, among other things, all of its right, title and interest in and to the Receivables and the Sale and Servicing Agreement.

WHEREAS, it is a condition precedent to Lender’s obligation to make the Loan and advances pursuant to the Loan Agreement, that Guarantor, among other things, shall execute and deliver this Guaranty;

WHEREAS, Manchester and MIA own, directly or indirectly, 100% of the equity of Borrower and Manchester owns 100% of the equity of MIA and MIO, and therefore each Guarantor will benefit from the Loan to Borrower from Lender and each Guarantor further acknowledges and agrees that (a) the Loan constitutes valuable consideration to such Guarantor, (b) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the other Loan Documents and to extend credit and the Loan to Borrower, and (c) Lender is relying upon this Guaranty in making and advancing the Loan to Borrower;

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Loan Agreement and the other Loan Documents, Guarantors, intending to be legally bound hereby, agrees as follows:

1. DEFINED TERMS.

(a) All capitalized terms used in this Guaranty and not defined herein shall have the meanings given to such terms in the Loan Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. References to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Lender in accordance with the Loan Agreement. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

(b) For purposes herein, the following terms shall have the following meanings:

“Guaranteed Obligations” means, subject to Section 2(f) below, collectively all of the indebtedness, obligations, and undertakings that are guaranteed by the Guarantors and described in subsections (a) and (b) of Section 2 of this Guaranty.

“Loan Obligor” means any of Borrower, the Guarantors and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Indebtedness.

“Security” means any rights, properties, or interests of the Secured Parties under the Loan Documents, the Security Agreement or otherwise, which provide recourse or other benefits to Lender in connection with the Guaranteed Obligations or the non payment or non performance thereof, including collateral (whether real or personal, tangible or intangible) in which the Secured Parties have rights under or pursuant to any Loan Documents, guaranties of the payment or performance of any Guaranteed Obligation, bonds, surety agreements, keep well agreements, letters of credit, rights of subrogation, rights of offset, and rights pursuant to which other claims are subordinated to the Guaranteed Obligations.

2. THE GUARANTEED DEBT.

(a) Subject to Section 2(f) below, the Guarantors hereby jointly and severally, irrevocably, absolutely, and unconditionally guarantee to Lender the prompt, complete, and full payment when due, and no matter how the same shall become due, of: (i) the Loan, including the Note and any other note that may be issued from time to time to evidence the Loan and all principal thereof, all interest thereon and all other sums payable thereunder; (ii) all obligations or liabilities of any Loan Obligor; (iii) all other sums payable under the Loan Documents, whether for principal, interest, fees or otherwise; and (iv) any and all other indebtedness, obligations or liabilities which may at any time be owed to Lender, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Loan Documents. Without limiting the generality of the foregoing, the Guarantors’ liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

(b) (i) Subject to Section 2(f) below, the Guarantors hereby jointly and severally irrevocably, absolutely, and unconditionally guarantee to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Borrower to Lender under, by reason of, or pursuant to any of the Loan Documents.

(ii) Manchester and MIO hereby irrevocably, absolutely and unconditionally guarantee to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of MIA to Borrower and Lender in its capacity as Seller under the Sale and Servicing Agreement.

(iii) MIA and MIO hereby irrevocably, absolutely, and unconditionally guarantee to Lender the prompt, complete and full performance, when due, and no matter how the same shall become due, of all obligations and undertakings of Manchester to Borrower and Lender in its capacity as Servicer under the Sale and Servicing Agreement.

(c) If the party liable therefor shall for any reason fail to pay any Guaranteed Obligation, as and when such Guaranteed Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantors will forthwith, upon demand by Lender, pay such Guaranteed Obligation in full to Lender. If the party responsible therefor shall for any reason fail to perform promptly any Guaranteed Obligation, the Guarantors will forthwith, upon demand by Lender, cause such Guaranteed Obligation to be performed or, if specified by Lender, provide sufficient funds, in such amount and manner as Lender shall in good faith determine, for the prompt, full and faithful performance of such Guaranteed Obligation by Lender or such other Person as Lender shall designate.

(d) If either the party responsible therefor or the Guarantors fail to pay or perform any Guaranteed Obligation as described in the immediately preceding subsections (a), (b), or (c), the Guarantors will incur the additional obligation to pay to Lender, and the Guarantors will forthwith upon demand by Lender pay to Lender, the amount of any and all expenses, including reasonable fees and disbursements of Lender’s counsel and of any experts or agents retained by Lender, which Lender may incur as a result of such failure.

(e) As between each Guarantor and Lender, this Guaranty shall be considered a primary and liquidated liability of such Guarantor.

(f) Notwithstanding any other provision of this Guaranty, the aggregate liability of the Guarantors to Lender hereunder with respect to any Guaranteed Obligations of the Borrower to Lender under the Loan Documents shall not exceed ten percent (10%) of the amount of the Indebtedness from time to time. For the avoidance of doubt, the limitation in the previous sentence shall not limit the liability of the Guarantors hereunder with respect to the Guaranteed Obligations of MIA as Seller to Borrower or Lender under the Sale and Servicing Agreement or the Guaranteed Obligations of Manchester as Servicer to Borrower or Lender under the Sale and Servicing Agreement, as provided in Section 2(b)(ii) and (iii), above.

(g) The liability of the Guarantors hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to the Guarantors, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

3. DURATION. This Guaranty shall be irrevocable until all of the Guaranteed Obligations have been completely and finally paid and performed and Lender has no obligation to make any loans or other advances to Borrower, and all obligations and undertakings of Borrower and MIA under, by reason of, or pursuant to the Loan Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 4(d). All extensions of credit and financial accommodations heretofore or hereafter made by Lender to Borrower pursuant to the Loan Agreement shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon. This Guaranty shall be binding upon the undersigned Guarantors and their respective successors and assigns, jointly and severally, and shall inure to the benefit of Lender and its successors and assigns.

4. UNCONDITIONAL GUARANTY.

(a) This is an unconditional Guaranty; it is unlimited as to time, until termination. Each Guarantor warrants that there are no conditions, oral or otherwise, on the effectiveness of this Guaranty. This is a continuing guaranty and shall apply to and cover all Guaranteed Obligations and renewals and extensions thereof and substitutions therefor from time to time. No action which Lender may take or omit to take in connection with any of the Loan Documents, any of the Guaranteed Obligations (or any other indebtedness owing by Borrower to Lender), or any Security, and no course of dealing of any Secured Party with any Loan Obligor or any other Person, shall release or diminish the Guarantors’ obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford the Guarantors any recourse against any Secured Party, regardless of whether any such action or inaction may increase any risks to or liabilities of any Secured Party or any Loan Obligor or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, the Guarantors hereby expressly agree that Lender, directly or through the Collateral Agent, may, from time to time, without notice to or the consent of the Guarantors, do any or all of the following: (i) amend, change or modify, in whole or in part, any one or more of the other Loan Documents and give or refuse to give any waivers or other indulgences with respect thereto; (ii) neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Guaranteed Obligations, to foreclose or take or prosecute any action in connection with any Security or Loan Document, to bring suit against any Loan Obligor or any other Person, or to take any other action concerning the Guaranteed Obligations or the Loan Documents; (iii) accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Guaranteed Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise); (iv) compromise or settle any unpaid or unperformed Guaranteed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Loan Documents; (v) take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Guaranteed Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect Lender’s rights in any or all Security; (vi) discharge, release, substitute or add Loan Obligors; (vii) apply all monies received from Loan Obligors or others, or from any Security for any of the Guaranteed Obligations, as Lender may determine to be in its best interest, without in any way being required to marshall Security or assets or to apply all or any part of such monies upon any particular Guaranteed Obligations;

(b) No action or inaction of any Loan Obligor or any other Person, and no change of law or circumstances, shall release or diminish the Guarantors’ obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against Lender. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of the Guarantors under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of the Guarantors: (i) any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any other Loan Obligor or any other proceedings involving any other Loan Obligor or any of the assets of any other Loan Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any other Loan Obligor, any properties of any other Loan Obligor, or the estate in bankruptcy of any other Loan Obligor in the course of or resulting from any such proceedings; (ii) the failure by Lender to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any other Loan Obligor is a party; (iii) the release by operation of law of any other Loan Obligor from any of the Guaranteed Obligations or any other obligations to Lender; (iv) the invalidity, deficiency, illegality, or unenforceability of any of the Guaranteed Obligations of any other Loan Obligor or any other Loan Document, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Guaranteed Obligations of any other Loan Obligor, or any defense or excuse of any other Loan Obligor for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever; (v) the failure of any other Loan Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any other Loan Obligor or Lender; (vi) the fact that the Guarantors may have incurred directly part of the Guaranteed Obligations or is otherwise primarily liable therefor; (vii) without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by the Guarantors under this Guaranty.

(c) Lender may invoke the benefits of this Guaranty before pursuing any remedies against any Loan Obligor or any other Person and before proceeding against any Security now or hereafter existing for the payment or performance of any of the Guaranteed Obligations. Lender may maintain an action against the Guarantors on this Guaranty without joining any other Loan Obligor therein and without bringing a separate action against any other Loan Obligor.

(d) If any payment to Lender by any Loan Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Lender is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to Lender shall not constitute a release of any Guarantor from any liability hereunder, and the Guarantors agree to pay such amount to Lender on demand and agree and acknowledge that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 8 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in Lender.

5. DISCLOSURE OF CONDITION OF LOAN OBLIGORS. Each Guarantor warrants and represents to Lender that: (a) this Guaranty is executed at the Borrower’s request; (b) such Guarantor has established adequate means of obtaining from the Loan Obligors on a continuing basis financial and other information pertaining to the Loan Obligors’ affairs or business; and (c) such Guarantor is now and will be familiar with the affairs, business, operation and condition of the Loan Obligors and their assets. Each Guarantor hereby waives any duty on the part of Lender to disclose to the Guarantors any matter relating to the affairs, business, operation or condition of any Loan Obligor and its assets now known or hereafter known to Lender. With respect to any debt of a Loan Obligor to Lender, Lender need not inquire into the powers of the Borrower or the officers, directors or agents acting or purporting to act on its behalf, and any debt created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

6. WAIVERS REGARDING THE GUARANTEED DEBT. Each Guarantor hereby waives, with respect to the Guaranteed Obligations, this Guaranty, and the other Loan Documents:

(a) notice of the incurrence of any Guaranteed Obligation by any Loan Obligor, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of any Loan Obligor (it being understood and agreed that: (i) each Guarantor shall take full responsibility for informing itself of such matters, (ii) Lender shall have no responsibility of any kind to inform the Guarantors of such matters, and (iii) Lender is hereby authorized to assume that each Guarantor, by virtue of its relationships with the Loan Obligors which are independent of this Guaranty, has full and complete knowledge of such matters whenever Lender extends credit to Borrower or takes any other action which may change or increase such Guarantor’s liabilities or losses hereunder);

(b) notice that Lender, any Loan Obligor, or any other Person has taken or omitted to take any action under any Loan Document or any other agreement or instrument relating thereto or relating to any Guaranteed Obligation;

(c) notice of acceptance of this Guaranty and all rights of any Guarantor under any statute or law discharging such Guarantor from liability hereunder for failure to sue on this Guaranty;

(d) default, demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or nonperformance;

(e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in this Guaranty or otherwise), and all other notices of any kind whatsoever;

The Guarantors hereby consent and agree that renewals and extensions of time of payment (including interest rate adjustments), surrender, release, exchange, substitution, dealing with or taking of additional collateral, modifying any obligations of, taking or releasing any other Loan Obligors, abstaining from taking advantage of or realizing upon any Security and any and all other forbearances or indulgences granted by Lender to the Borrower or any other Loan Obligor or other Person may be made, granted or effected by Lender without notice to the Guarantors and without affecting in any manner Guarantors’ liability hereunder. Each Guarantor hereby expressly consents to any impairment of Security including, but not limited to, failure to perfect a security interest and release of Security.

Any adjustment or compromise may be made by Lender with the Borrower or any other party to the Indebtedness, and a lesser sum than the face amount thereof may be accepted in full payment and discharge. Any of the Security granted by the Borrower or any other Loan Obligor or other Person which Lender may hold or which may come to it or its possession may be released or otherwise dealt with by Lender in all respects as if this Guaranty were not in existence and the obligation of the Guarantors shall in no way be affected thereby. Each Guarantor hereby waives and foregoes any right in respect of any such action by Lender.

7. EXERCISE OF REMEDIES. Lender shall have the right to enforce, from time to time, in any order and at Lender’s sole discretion, any rights, powers and remedies which Lender may have under the Loan Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, or other properties or rights, whether real or personal, tangible or intangible; and each Guarantor shall be liable to Lender hereunder for any deficiency resulting from the exercise by Lender of any such right or remedy even though any rights that such Guarantor may have against Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of Lender hereunder are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Loan Document against any Loan Obligor or any other Person.

8. LIMITED SUBROGATION.

(a) Until all of the Guaranteed Obligations have been paid and performed in full, Guarantors shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which they may now or hereafter have against or to any Loan Obligor or any Security in connection with this Guaranty (including any right of subrogation under any Law, as amended), and each Guarantor hereby waives any rights to enforce any remedy which such Guarantor may have against Borrower and any right to participate in any Security until such time. If any amount shall be paid to any Guarantor on account of any such subrogation or other rights, any such other remedy, or any Security at any time when all of the Guaranteed Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of the Guarantors and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portion of the Guaranteed Obligations, whether matured or unmatured, in such order as Lender shall elect.

(b) If any Guarantor shall make payment to Lender of all or any portion of the Guaranteed Obligations and if all of the Guaranteed Obligations shall be finally paid in full, Lender will, at such Guarantor’s request and expense, execute and deliver to such Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor; provided that such transfer shall be subject to Section 4(d) above and that without the consent of Lender (which Lender may withhold in its discretion) such Guarantor shall have the right to be subrogated to any claim or right against any Loan Obligor if: (i) such Loan Obligor has become owned by Lender, (ii) the ownership of such Loan Obligor has otherwise changed in the course of enforcement of the Loan Documents, or (iii) Lender has otherwise released or wishes to release such Loan Obligor from its Guaranteed Obligations.

9. SUCCESSORS AND ASSIGNS. None of the Guarantors’ rights or obligations hereunder may be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of each Guarantor and its assigns, jointly and severally, as well as the Guarantors. This Guaranty shall apply to and inure to the benefit of Lender and its successors or assigns. Without limiting the generality of the immediately preceding sentence, Lender may, to the extent and in the manner provided for in the Loan Agreement, assign, grant a participation in, or otherwise transfer any Guaranteed Obligation held by it or any portion thereof, and Lender may, to the extent and in the manner provided for in the Loan Agreement, assign or otherwise transfer its rights or any portion thereof under any Loan Document, to any other Person, and such other Person shall thereupon become entitled to all of the benefits in respect thereof granted to Lender hereunder unless otherwise expressly provided by Lender in connection with such assignment or transfer.

10. SUBORDINATION AND OFFSET. Each Guarantor hereby subordinates and makes inferior to the Guaranteed Obligations any and all indebtedness now or at any time hereafter owed by a Loan Obligor to such Guarantor. Each Guarantor agrees that upon the occurrence and during the continuation of any Event of Default it will neither permit any Loan Obligor to repay such indebtedness or any part thereof nor accept payment from any Loan Obligor of such indebtedness or any part thereof without the prior written consent of Lender. If any Guarantor receives any such payment without the prior written consent of Lender, the amount so paid shall be held in trust for the benefit of Lender, shall be segregated from the other funds of such Guarantor, and shall forthwith be paid over to Lender to be held by Lender as collateral for, or then or at any time thereafter applied in whole or in part by Lender against, all or any portions of the Guaranteed Obligations, whether matured or unmatured, in such order as Lender shall elect. Each Guarantor hereby grants to Lender a right of offset to secure the payment of the Guaranteed Obligations and such Guarantor’s obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of such Guarantor now or hereafter held or received by or in transit to Lender from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of such Guarantor at any time existing against Lender. Upon the occurrence and during the continuation of any Default or Event of Default, Lender is hereby authorized at any time and from time to time, without notice to any Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Guaranteed Obligations and the Guarantors’ obligations and liabilities hereunder irrespective of whether or not Lender shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured, Lender agrees promptly to notify the Guarantors after any such offset and application made by Lender, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of Lender under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which Lender may have.

11. REPRESENTATIONS AND WARRANTIES. The Guarantors hereby jointly and severally represent and warrant to Lender as follows:

(a) The Recitals at the beginning of this Guaranty are true and correct in all respects.

(b) The execution, delivery and performance by each Guarantor of this Guaranty does not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting each Guarantor or any of its properties, and does not and will not result in or require the creation of any Lien upon or with respect to any of its properties.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by each Guarantor of this Guaranty.

(d) This Guaranty is a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights.

(e) There is no action, suit or proceeding pending or, to the knowledge of the Guarantors, threatened against or otherwise affecting any Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect the Guarantor’s financial condition or its ability to perform its obligations hereunder.

12. COVENANTS. Each Guarantor hereby agrees to observe and comply with each of the covenants and agreements made in the Loan Agreement, insofar as they refer to such Guarantor, or the assets, obligations, conditions, agreements, business, or actions of such Guarantor, or to the Loan Documents to which the Guarantors are party.

13. NO ORAL CHANGE; AMENDMENTS. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by each Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

14. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

15. HEADINGS AND REFERENCES. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words “this Guaranty,” “this instrument,” “herein,” “hereof,” “hereby” and words of similar import refer to this Guaranty as a whole and not to any particular subdivision unless expressly so limited. The phrases “this section” and “this subsection” and similar phrases refer only to the subdivisions hereof in which such phrases occur. The word “or” is not exclusive, and the word “including” (in its various forms) means “including without limitation.” Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

16. NOTICES. Any notice or communication required or permitted hereunder shall be given in the manner as provided in the Loan Agreement or in the case of any party to such other address or to the attention of such other individual as hereafter shall be designated in writing by such party if sent in accordance herewith.

17. LIMITATION ON INTEREST. Lender and the Guarantors intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Loan Agreement limiting the interest for which the Guarantors are obligated are expressly incorporated herein by reference.

18. LOAN DOCUMENT. This Guaranty is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Loan Agreement governing Loan Documents.

19. COUNTERPARTS; FAX. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same Guaranty. This Guaranty may be validly executed and delivered by facsimile or other electronic transmission.

20. GOVERNING LAW; SUBMISSION TO PROCESS. THIS GUARANTY SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH GUARANTOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST SUCH GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS LENDER MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, EACH GUARANTOR ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO IT AT THE ADDRESS SET FORTH IN SECTION 9.1 OF SCHEDULE A TO THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.

21. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY COVENANTS AND AGREES THAT IN ANY SUIT, ACTION OR PROCEEDING IN RESPECT OF ANY MATTER ARISING OUT OF THIS GUARANTY, THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, ANY WRITTEN AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING OR IN ANY WAY RELATED TO, CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR TRANSACTIONS CONTEMPLATED HEREBY OR BY THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY; EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

22. ADVICE OF COUNSEL. Each Guarantor acknowledges that it has been advised by counsel with respect to this Guaranty and the transactions governed hereby.

23. FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

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IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty as of the date first written above.

MANCHESTER INC., a Nevada corporation

By:

Name:

Title:

MANCHESTER INDIANA ACCEPTANCE, INC., a Delaware corporation

By:

Name:

Title:

MANCHESTER INDIANA OPERATIONS, INC., a Delaware corporation

By:

Name:

Title: